		["COMPARABLE RENTALS" MAP: DETAIL MAP SHOWING LOCATION
                     OF SUBJECT PROPERTY AND SURROUNDING AREA]







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		["COMPARABLE SALES" MAP: DETAIL MAP SHOWING LOCATION
                     OF SUBJECT PROPERTY AND SURROUNDING AREA]